Capital U.S. Equity FundSM

Summary prospectus	Ticker – CUSEX
January 1, 2012

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.capitalpcsfunds.com. You can also get this information at no cost by calling 866/421-2166 or by sending an email request to prospectusrequest@capgroup.com. The current prospectus and statement of additional information, dated January 1, 2012, are incorporated by reference into this summary prospectus.

Investment objectives
The fund seeks to preserve your investment while providing growth. The fund’s secondary objective is to provide you with income.

Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and/or service (12b-1) fees	none
Other expenses1	0.02
Total annual fund operating expenses	0.67
Expense reimbursement2	0.02
Total annual fund operating expenses after reimbursement	0.65

1
Estimated by annualizing expenses for a partial year. Clients of Capital Guardian Trust Company’s Capital Group Private Client Services division (“CGPCS”) are eligible to invest in the fund. CGPCS receives an annual service fee of up to 1.00% of a client’s investment in the fund under management by CGPCS pursuant to an investment management agreement. You should read carefully the disclosures provided to you by CGPCS regarding the fees. The disclosures include information about the fees charged to you and paid to CGPCS for the services it provides.

2
The fund’s investment adviser is currently reimbursing the fund for a portion of other expenses so that total fund expenses do not exceed 0.65%. The fund expects the reimbursement, which can only be modified or terminated with the approval of the fund’s board of trustees, will be in effect through December 31, 2012.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$66	$212	$371	$833

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal investment strategies
The fund invests primarily in common stocks, or securities convertible into common stocks, of U.S. issuers that the investment adviser believes have the potential for growth. The fund may also invest in common stocks, or securities convertible into common stocks, of U.S. issuers with the potential to pay dividends in the future. Under normal market conditions, the fund will invest at least 80% of its net assets in equity-type securities and at least 80% of its net assets in securities of issuers in the United States. Investments may include U.S. registered securities of issuers outside of the United States such as American Depository Receipts.

In pursuing the fund’s objectives, the investment adviser will seek to preserve your investment. While the investment adviser seeks to preserve capital, investing is subject to market risks and may result in periods of volatility and the potential for loss. In pursuing the fund’s growth objective, the fund’s investment adviser focuses primarily on companies with attributes that are associated with long-term growth, such as strong management, participation in a growing market and the potential for above average growth in earnings, revenues, book value, cash flow and/or return on assets. The investment adviser also invests in companies with the potential to provide income in pursuing the fund’s objectives.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks
This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results
Information regarding investment results is not available as of the date of this prospectus because the fund does not have a full calendar year of investment operations.

Management
Investment adviser Capital Guardian Trust Company, the investment adviser to the fund, uses a system of multiple portfolio managers in managing mutual fund assets.

Portfolio managers The primary individual portfolio managers for the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Shelby Notkin Senior Vice President	Less than 1 year (since the fund’s inception, April 2011)	Senior Vice President, Capital Guardian Trust Company
Todd S. James	Less than 1 year (since the fund’s inception, April 2011)	Senior Vice President, Capital Guardian Trust Company
Theodore R. Samuels	Less than 1 year (since the fund’s inception, April 2011)	President, Capital Guardian Trust Company

Purchase and sale of fund shares
The minimum amount required to establish an account is $25,000. You may sell shares by contacting your Capital Group Private Client Services representative or calling 866-421-2166.

Tax information
Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred.

Investment Company File No. 811-22349